UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549


                                   FORM 8-K/A
                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 5, 1997


                               HMN FINANCIAL, INC.
            (Exact name of Registrant as specified in its Charter)



  DELAWARE                    0-24100                 41-1777397
(State or other        (Commission File No.)        (IRS Employer
 jurisdiction of                                     Identification
 incorporation)                                      Number)




101 NORTH BROADWAY, SPRING VALLEY, MINNESOTA              55975
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (507) 346-7345



                                       N/A
_________________________________________________________________
          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     On December 5, 1997 HMN Financial, Inc. ("HMN"), through its wholly owned subsidiary, Home Federal Savings Bank ("HFSB") completed "the Merger" with Marshalltown Financial Corporation ("MFC") pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), previously filed with HMN's Current Report on Form 8-K dated July 1, 1997 (File No. 0-24100). This Form 8-K/A includes as Exhibits certain financial information required under Item 7 which was not contained in the previously filed Form 8-K dated December 5, 1997 (File No. 0-24100).


     (a)  Financial Statements of Business Acquired.

          Financial statements for Marshalltown Financial Corporation as of and for the year ended September 30, 1997 are attached hereto as Exhibit
          99.1 and are incorporated herein by reference.

     (b)  UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

          On December 5, 1997 HMN, through its wholly owned subsidiary, HFSB, completed its merger with MFC pursuant to the Merger Agreement. The aggregate consideration per the Merger was $24.8 million, consisting of $23.7 million for 1.35 million outstanding shares of MFC stock, or $17.51 per share, and $1.1 million for the outstanding MFC options. HMN owned 60,000 shares of MFC stock which were cancelled upon the completion of the Merger. The Merger will be accounted for utilizing the purchase method of accounting.

          The transaction was funded through a combination of the sale of securities, and short-term borrowings from the Federal Home Loan Bank of Des Moines ("FHLB"). Additional information regarding the Merger is included in HMN's Current Report on Form 8-K dated December 5, 1997 (File No. 0-24100).

          The following Unaudited Pro Forma Combined Financial Information reflects the Merger. The Unaudited Proforma Combined Consolidated Balance Sheet as of September 30, 1997 combines the historical consolidated balance sheets of HMN and MFC as if the Merger had been effective on September 30, 1997, after giving effect to certain pro forma adjustments described in the accompanying notes.

          The following Unaudited Pro Forma Combined Consolidated Statements of Income for the year ended December 31, 1996 and for the nine months ended September 30, 1997 and 1996 are presented as if the Merger had been effective at the beginning of each period presented, after giving effect to certain pro forma adjustments described in the accompanying notes.

          The Unaudited Pro Forma Combined Financial Information and notes thereto reflect the application of the purchase method of accounting for the Merger. Under this method, the assets acquired and liabilities assumed from MFC and its sub-sidiaries are recorded at their fair market values on the date of the Merger. The amount of the purchase price in excess of the fair market value of the tangible and identifiable intangible assets acquired less the fair market value of the liabilities assumed is recorded as goodwill. Certain historical information of the consolidated MFC has been reclassified to conform to HMN's financial statement presentation.

          The Unaudited Pro Forma Combined Financial Information (the "Information") included in Exhibit 99.2 is incorporated herein by reference. The Information is not necessarily indicative of the consolidated financial position or results of future operations of the combined entity or the actual results that would have been achieved had the Merger of MFC been consummated prior to the periods indicated. The Unaudited Pro Forma Financial Information should be read in conjunction with and are qualified in their entirety by the separate historical consolidated financial statements and notes thereto of HMN's (i) Annual Report on Form 10-K for the year ended December 31, 1996 (File No. 0-24100) and (ii) Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 (File No. 0-24100), and of MFC and its subsidiaries, which are included in Item 7(a) of this Current Report on Form 8-K/A.

     (c)  EXHIBITS

          23   Consent of McGladrey & Pullen LLP dated February 11,
               1998

          99.1 Financial statements for Marshalltown Financial Corporation as of and for the year ended September 30, 1997.

          99.2 Unaudited pro forma combined financial information consisting of:

               Unaudited Pro Forma Combined Consolidated Balance Sheet as of September 30, 1997 and related notes

               Unaudited Pro Forma Combined Consolidated Statements of Income for the nine months ended September 30, 1997

               Unaudited Pro Forma Combined Consolidated Statements of Income for the nine months ended September 30, 1996

               Unaudited Pro Forma Combined Consolidated Statements of Income for the twelve months ended December 31, 1996 for HMN, and for the twelve months ended September 30, 1996 for MFC and the related notes to the above mentioned Statements of Income.

CAUTIONARY STATEMENT FOR PURPOSES OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     This Current Report and other written and oral statements made by or on behalf of HMN contain, or may contain, certain "forward-looking statements," including statements concerning plans, objectives and future events or performance, and other statements which are other than statements of historical fact. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited
to, the following:     (i) failure to fully realize or to realize within the
expected time frame expected cost savings from the Merger; (ii) lower than expected income or revenues following the Merger, or higher than expected operating costs; (iii) a significant increase in competitive pressure in the banking and financial services industry; (iv) business disruption related to the Merger; (v) greater than expected costs or difficulties related to the integration of the MFC employees into HMN; (vi) litigation costs and delays caused by litigation; (vii) higher than anticipated costs in completing the Merger; (viii) unanticipated regulatory constraints arising from the Merger;
(ix) reduction in interest margins due to changes in the interest rate environment; (x) poorer than expected general economic conditions, including acquisition and growth opportunities, in the states which HMN does business;
(xi) legislation or regulatory changes which adversely affect the businesses in which HMN is engaged; and (xii) other unanticipated occurrences which increase the costs related to the Merger or decrease the expected financial benefits of the Merger.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HMN FINANCIAL, INC.



Date: February 11, 1998                 By:  /s/ Roger P. Weise
                                        ----------------------
                                        Roger P. Weise, Chairman
                                        and Chief Executive Officer